                              AMENDED AND RESTATED
                   COLLECTION ACCOUNT AND SERVICING AGREEMENT
                            DATED AS OF JUNE 8, 1994,
                                  BY AND AMONG



                          SSC PROPERTY HOLDINGS, INC.,
                                 THE MORTGAGOR,



                     PACIFIC MUTUAL LIFE INSURANCE COMPANY,
                               THE ACCOUNT AGENT,



                             LASALLE NATIONAL BANK,
                                THE ACCOUNT BANK,



                             SHURGARD INCORPORATED,
                              THE PROPERTY MANAGER,



                                       AND



                        NOMURA ASSET CAPITAL CORPORATION,
                                   THE LENDER

                                    CONTENTS


1.   Definitions                                           2

2.   Lock-Box Account and Collection Account               6

3.   Withdrawals from Collection Account                   7

4.   Tax and Insurance Reserve Account; Deferred
     Maintenance and Reserve Account                       8

5.   Withdrawals from Tax and Insurance Reserve
     Account and Deferred Maintenance and Reserve Account 10

6.   [Reserved]                                           11

7.   Mortgagor Payments                                   11

8.   Grant of Security Interest                           12

9.   Investment of Funds in Accounts                      13

10.  Account Bank to Act Upon Instructions Upon any
     Event of Default                                     15

11.  Representations and Warranties of Account Agent
     and Account Bank                                     15

12.  Indemnification                                      16

13.  The Account Agent and the Account Bank               16

14.  Miscellaneous Provisions                             21





EXHIBIT A - Schedule of Encumbered Properties

EXHIBIT B - Lock-Box Deposit Report

EXHIBIT C - Officers' Certificate

                              AMENDED AND RESTATED

                   COLLECTION ACCOUNT AND SERVICING AGREEMENT



     This AMENDED AND RESTATED COLLECTION ACCOUNT AND SERVICING AGREEMENT is made as of June 8, 1994, by and among SSC PROPERTY HOLDINGS, INC., a limited purpose Delaware corporation and a wholly-owned subsidiary of Shurgard Storage Centers, Inc. ("SSC") (together with its successors in interest, the "Mortgagor"), PACIFIC MUTUAL LIFE INSURANCE COMPANY, a life insurance company organized under the laws of the State of California (together with any successor thereto, the "Account Agent"), LaSALLE NATIONAL BANK, (such bank or any successor thereto, the "Account Bank"), SHURGARD INCORPORATED, a Washington corporation (the "Property Manager") and NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation ( the "Lender").

                                    RECITALS

     WHEREAS, the Mortgagor has obtained, or is concurrently herewith obtaining, a loan in the aggregate principal amount equal to $122,580,000 from the Lender (the "Mortgage Loan") pursuant to an Amended and Restated Loan Agreement dated as of the date hereof between the Mortgagor and the Lender (as the same may be amended, restated, supplemented or modified from time to time, the "Loan Agreement"). The Mortgagor's obligation to repay the Mortgage Loan is secured by, among other things, a lien upon the Encumbered Properties (as defined below) owned or leased by the Mortgagor.

     WHEREAS, the parties hereto desire to set forth herein certain agreements regarding, among other things, (i) the application by the Account Agent of funds on deposit in the Collection Account to interest and principal payments on the Mortgage Loan and (ii) the deposit of additional funds into a Tax and Insurance Reserve Account and a Deferred Maintenance and Reserve Account and the release by the Account Agent of funds on deposit in such Accounts to the Mortgagor for the payment of certain expenses incurred in connection with the Encumbered Properties.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows. The Lender hereby appoints the Account Agent as its agent, and the Account Agent agrees that it is acting hereunder as agent and custodian of the Lender, and that it is also contractually obligated to other parties as set forth herein, with respect to this Agreement and with respect to all monies and Eligible Investments and the proceeds held in any Account hereunder.

     1.   DEFINITIONS

     Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine, and neuter genders of such terms.

     "Account Agent" shall mean Pacific Mutual Life Insurance Company or any successor account agent appointed under Section 13 hereof.

     "Account Bank" shall mean LaSalle National Bank, or any successor account bank appointed under Section 13 hereof.

     "Accounts" shall mean, collectively, the Lock-Box Account, the Collection Account, the Tax and Insurance Reserve Account and the Deferred Maintenance and Reserve Account.

     "Administrative Expenses" shall have the meaning given such term in the Loan Agreement.

     "Advance" shall have the meaning given such term in the Trust Agreement.

     "Advance Interest Amount" shall have the meaning given such term in the Trust Agreement.

     "Affiliate" of any specified Person shall mean (i) any other Person controlling or controlled by or under common control with such specified Person and (ii) any limited partner of such specified Person if such specified Person is a limited partnership, or any shareholder of such specified Person if such specified Person is a corporation. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" shall mean this Amended and Restated Collection Account and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in (i) the City of New York or (ii) the city in which the principal corporate office of the Account Agent is located are authorized or obligated to close their regular banking business.

     "Capital Expenditures" shall mean, for any Person, expenditures which, in accordance with GAAP, are or would be included in "additions to property, plant or equipment" (or specifically, in the case of the Mortgagor, "storage centers") or similar items reflected in the statement of cash flows of such Person.

     "Closing Date" shall have the meaning given such term in the Loan
Agreement.

     "Collateral" shall have the meaning given such term in the Loan Agreement.

     "Collection Account" shall have the meaning given such term in Section 2(b) hereof.

     "Deferred Maintenance and Reserve Account" shall have the meaning given such term in Section 4 hereof.

     "Default" shall have the meaning given such term in the Loan Agreement.

     "Eligible Account" shall mean either (i) an account maintained with a federal or state chartered depository institution or trust company, the long term unsecured debt obligations of which (or of such institution's parent holding company) are rated "AA" or better by Standard & Poor's or Fitch Investors Service, Inc. at any time funds are on deposit therein, or (ii) a trust account or accounts maintained with the trust department of a federally chartered depository institution or trust company acting in its fiduciary capacity or (iii) a trust account or accounts maintained with the trust department of a state chartered depository institution or trust company acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR Section 9.10(b).

     "Eligible Investments" shall have the meaning given such term in the Trust Agreement.

     "Encumbered Properties" shall mean all properties that are collateral for the Mortgage Loan (including the fee and leasehold interest in all improvements and real and personal property owned by the Mortgagor and located thereon, together with all leases, rents and proceeds thereof). The property identification number of each Encumbered Property that is to be encumbered as lien security for the Mortgage Loan is shown on Exhibit A hereto.

     "Event of Default" shall have the meaning given to such term in the Loan Agreement.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the Closing Date.

     "Gross Revenues" shall have the meaning given such term in the Loan Agreement.

     "Indemnified Parties" shall have the meaning given such term in Section 12.

     "Insurance and Condemnation Proceeds" shall have the meaning given such term in the Loan Agreement.

     "Interest Accrual Period" shall have the meaning given such term in the Loan Agreement.

     "Lender" shall have the meaning given such term in the first full paragraph of this Agreement.

     "Lender Order" or "Lender Request" shall mean a written order or request dated and signed by a Responsible Officer of the Lender and delivered to the Account Agent.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatever.

     "Loan Agreement" shall have the meaning given such term in the first Recital above.

     "Loan Documents" shall have the meaning given such term in the Loan Agreement.

     "Loan Prepayments" shall mean any payment of principal on the Mortgage Loan made before the Maturity Date and any other payments, proceeds, or other amounts applied to the reduction of principal of the Mortgage Loan.

     "Lock-Box Account" shall have the meaning specified in Section 2(a) hereof.

     "Maturity Date" shall have the meaning given such term in the Loan
Agreement.

     "Monthly Calendar Period" shall mean a calendar month provided that the first Monthly Calendar Period shall commence on the Closing Date and shall end on June 30, 1994.

     "Monthly Interest Payment Period" shall have the meaning given such term in the Loan Agreement.

     "Mortgage" shall have the meaning given such term in the Loan Agreement.

     "Mortgage Amount" shall have the meaning given such term in the Loan Agreement.

     "Mortgage Loan" shall have the meaning given such term in the first Recital above.

     "Mortgage Payment Account" shall mean the account owned by the Trustee and maintained by the Servicer pursuant to the Trust Agreement.

     "Mortgagor" shall mean SSC Property Holdings, Inc., a Delaware corporation, and its successors in interest.

     "Mortgagor Order" shall mean a written order or request delivered to the Account Agent dated and signed in the name of the Mortgagor by a Responsible Officer of the Mortgagor.

     "Officer's Certificate" shall mean a certificate signed on behalf of a Person by a Responsible Officer of such Person.

     "Opinion of Counsel" shall mean an opinion of independent legal counsel acceptable to the Account Agent.

     "Person" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any department or agency of any government.

     "Property" shall have the meaning given such term in the Loan Agreement.

     "Property Manager" shall mean Shurgard Incorporated, a Washington corporation, and its successors in interest.

     "Property Management Agreement" shall have the meaning given such term in the Loan Agreement.

     "Rating Agency" shall have the meaning given such term in the Loan
Agreement.

     "Replacement Reserve" shall have the meaning given such term in the Loan Agreement.

     "Required Ratings" means a long term unsecured debt rating equal to "AA" or better by Standard & Poor's Corporation and, if rated by Fitch Investors Service, Inc., "AA" or better by Fitch Investors Service, Inc. and a short term unsecured debt rating of "A-1+" or better by Standard & Poor's Corporation and, if rated by Fitch Investors Service, Inc., "F-1+" or better by Fitch Investors Service, Inc.

     "Responsible Officer" shall mean, when used with respect to the Account Agent, the Account Bank or the Lender, any officer, including any president, any vice president, assistant vice president, assistant secretary or any other officer of the Account Agent, the

Asset-Backed Securities Trust Service Department of the Account Bank or the Lender, as applicable, customarily performing functions similar to those performed by the persons who at the time shall be such officers.

     "Secured Party" shall mean the Lender.

     "Servicer" shall mean Pacific Mutual Life Insurance Company, as Servicer under the Trust Agreement, and shall include any permitted successor(s) under the Trust Agreement.

     "Subordination Agreement" shall have the meaning given such term in the Loan Agreement.

     "Tax Adjustment Amount" shall mean, with respect to any Tax Adjustment Determination Date, the positive or negative difference between (i) the balance in the sub-account established for Taxes under the Tax and Insurance Reserve Account pursuant to Section 4(a) hereof, minus (ii) one-half (1/2) of the estimated annual amount of Taxes in respect of the Properties for the succeeding calendar year as reasonably determined by the Servicer.

     "Tax Adjustment Determination Date" shall mean the first Business Day of June in each calendar year commencing June 1, 1995.

     "Tax and Insurance Reserve Account" shall have the meaning given such term in Section 4 hereof.

     "Transfer Date" shall have the meaning specified in Section 3 hereof.

     "Trust Agreement" shall have the meaning given such term in the Loan Agreement.

     "Trustee" shall mean LaSalle National Bank, as Trustee under the Trust Agreement, and shall include any permitted successor(s) under the Trust Agreement.

     2.   LOCK-BOX ACCOUNT AND COLLECTION ACCOUNT

          (a) LOCK-BOX ACCOUNT. The Mortgagor shall establish a trust account with the Account Bank entitled "SSC Property Holdings, Inc. Lock-Box Account" to hold funds and investments (the "Lock-Box Account"), into which the Mortgagor or the Property Manager shall deposit on the first Business Day of each calendar week all Gross Revenues, less the amount of cash payments for usual and customary operating expenses (including Taxes as defined in Section 4(a) below) in respect of the Encumbered Properties (but without deduction for or payment of (i) property management or advisory fees due the Property Manager,
(ii) Insurance (as defined in Section 4(a) below), (iii) Replacement Reserves, or (iv) Capital Expenditures), without regard to the Encumbered Property or other source in respect of or from which the funds are received.

The Lock-Box Account shall at all times be maintained as an Eligible Account. The Mortgagor hereby agrees that the Account Agent shall have full power and authority to transfer, or to cause to be transferred, funds held in the Lock-Box Account in accordance with the terms hereof. The Mortgagor hereby further agrees that the Account Agent shall have full power and authority to direct the Account Bank to convert any instruments held in the Lock-Box Account to cash as necessary to make such transfer of funds. Only the Account Agent shall be entitled to withdraw funds from the Lock-Box Account and only the Account Agent shall be an authorized signatory to the Lock-Box Account. The Mortgagor or the Property Manager shall notify the Account Agent and the Lender by a Lock-Box Deposit Report in the form of Exhibit B hereto, concurrently with each deposit to the Lock-Box Account, of the amount thereof for each Property.

          (b) COLLECTION ACCOUNT. On the second Business Day of each calendar week prior to 1:00 p.m. New York City time, or more frequently in the Account Agent's discretion, the Account Agent shall withdraw all funds on deposit in the Lock-Box Account, if any, and deposit such funds into a trust account established by the Mortgagor with the Account Bank entitled "SSC Property Holdings, Inc. Collection Account to hold funds and investments (the "Collection Account"), and into which (i) the Mortgagor shall deposit, or cause to be deposited, such additional funds as are necessary for the payment of interest on the Mortgage Loan and other amounts due under the Loan Agreement, and
(ii) certain other amounts as specified in the Loan Documents shall be deposited. The Mortgagor shall make all such deposits of such additional funds at least one (1) Business Day prior to the Transfer Date (as defined below).
The Collection Account shall at all times be maintained as an Eligible Account. The Mortgagor hereby agrees that the Account Agent shall have full power and authority to transfer, or to cause to be transferred, funds held in the Collection Account in accordance with the terms hereof. The Mortgagor hereby further agrees that the Account Agent shall have full power and authority to convert any investments held in the Collection Account to cash and to convert investments then held in the Collection Account to cash as necessary to make such transfer of funds. Only the Account Agent shall be entitled to withdraw funds from the Collection Account and only the Account Agent shall be an authorized signatory to the Collection Account. At the direction of the Account Agent, ledger sub-accounts for bookkeeping purposes may be established under the Collection Account.

     3.   WITHDRAWALS FROM COLLECTION ACCOUNT

     On the first Business Day of each Monthly Interest Payment Period and the Maturity Date (a "Transfer Date"), the Account Agent shall withdraw amounts from the funds on deposit in the Collection Account, and deposit in the Mortgage Payment Account, for application to the Mortgage Loan and the other obligations under the Loan Documents and the Trust Agreement in the following order and priority (the payment of such amounts from the Mortgage Payment Account being governed by the Trust Agreement and not this Agreement): first Administrative Expenses certified by the

Lender, the Account Agent, the Account Bank or the Servicer (with a copy of such certifications to the Mortgagor) to be due and owing; second, an amount equal to the interest, if any, previously due and unpaid on the Mortgage Loan; third, an amount equal to the principal, if any, previously due and unpaid on the Mortgage Loan; fourth, an amount equal to the principal and interest payments then due with respect to the Mortgage Loan on such Transfer Date; and fifth, any other amounts due and owing under the Loan Agreement. Excess funds remaining in the Collection Account after such withdrawals shall be applied in the following order and priority: first, for deposit in the Tax and Insurance Reserve Account to the extent of the deposit required under Section 4(b) hereof, plus the amount of any withdrawals previously made by the Servicer from such Account to pay Taxes; and second, for deposit in the Deferred Maintenance and Reserve Account to the extent of the deposit required under Section 4(d) hereof. If the Account Agent determines that the amounts on deposit in the Collection Account exceed the amount necessary to make in full the payments and withdrawals specified in clause first through fifth of the first sentence of this Section 3(a) and in clauses first and second of the second sentence of this Section 3(a) due on the next succeeding Transfer Date, the Account Agent shall pay to the Mortgagor, within two (2) Business Days after the receipt thereof, any excess funds in the Collection Account after provision for all such payments and withdrawals to be made on the next succeeding Transfer Date under this Section 3(a), and the Mortgagor shall pay to the Property Manager from such funds all property management and advisory fees due to the Property Manager. The Account Agent shall determine on a daily basis the amounts to be withdrawn from the Collection Account pursuant to this Section 3(a); provided, however, that at any time during the continuance of an Event of Default described under Section 11.1 of the Loan Agreement no funds on deposit in the Collection Account shall be returned to the Mortgagor and the Account Agent shall pay to the Property Manager on each Transfer Date from excess funds in the Collection Account the property management and advisory fees then due to the Property Manager in accordance with the terms of the Property Management Agreement, the Advisory Agreement and the Subordination Agreement.



     4. TAX AND INSURANCE RESERVE ACCOUNT; DEFERRED MAINTENANCE AND RESERVE ACCOUNT

          (a) ESTABLISHMENT OF TAX AND INSURANCE RESERVE ACCOUNT; INITIAL FUNDING. The Mortgagor shall establish a trust account with the Account Bank entitled "SSC Property Holdings, Inc. Tax and Insurance Reserve Account" to hold funds and investments (the "Tax and Insurance Reserve Account"), into which the Mortgagor shall deposit (i) $2,046,000 on the date hereof, to secure the full and timely performance by the Mortgagor of its obligation to pay all real estate taxes, assessments and other similar charges ("Taxes") in respect of the Properties, and (ii) $197,497 on the date hereof, for the purposes of funding premiums for insurance required under Section 9.7 of the Loan Agreement ("Insurance"). The Tax and Insurance Reserve Account shall at all times be maintained as an Eligible Account; provided, however, at the direction of the Account

Agent, (x) the balances held in the Tax and Insurance Reserve Account with respect to Taxes and Insurance shall be maintained as ledger sub-accounts for bookkeeping purposes under the Tax and Insurance Reserve Account, and (y) the Tax and Insurance Reserve Account (and the balances held on deposit for Taxes and Insurance) shall be established, not as a separate deposit account, but as a ledger sub-account established for bookkeeping purposes under the Collection Account subject to all of the terms and conditions otherwise applicable to the Tax and Insurance Reserve Account.

          (b) ADDITIONAL FUNDING - TAX AND INSURANCE RESERVE ACCOUNT. The Mortgagor shall, in addition to any amounts on deposit in the Tax and Insurance Reserve Account as a result of Section 4(a), deposit into the Tax and Insurance Reserve Account (i) on each Transfer Date an amount equal to one-twelfth (1/12th) of the estimated annual amount of Insurance relating to the Properties for the succeeding calendar year, as reasonably determined by the Servicer, such that the entire premium for the Insurance shall be on deposit in the Tax and Insurance Reserve Account at least thirty (30) days prior to the due date therefor, and (ii) on each Tax Adjustment Determination Date upon written request from the Servicer or Account Agent, the negative amount, if any, of the Tax Adjustment Amount; provided, however, that at any time during the continuance of an Event of Default described under Section 11.1 of the Loan Agreement, the Mortgagor shall also deposit on each Transfer Date an amount equal to one-twelfth (1/12) of the estimated annual amount of Taxes relating to the Properties for the succeeding calendar year, as reasonably determined by the Servicer. The Mortgagor or the Property Manager shall provide the Servicer with a copy of every tax bill relating to the Properties upon receipt thereof. In addition, on each Transfer Date, the Mortgagor shall deposit into the Tax and Insurance Reserve Account the amount of all previous withdrawals from such Account by the Servicer to fund payments of Taxes.

          (c) ESTABLISHMENT OF DEFERRED MAINTENANCE AND RESERVE ACCOUNT; INITIAL FUNDING. The Mortgagor shall establish a trust account with the Account Bank entitled "SSC Property Holdings, Inc. Deferred Maintenance and Reserve Account" to hold funds and investments (the "Deferred Maintenance and Reserve Account"), into which the Mortgagor shall deposit $439,900 (the "Initial Funding Amount") on the date hereof, for the purpose of funding the costs of Capital Expenditures relating to the Properties (the "Permitted Expenditures"). The Deferred Maintenance and Reserve Account shall at all times be maintained as an Eligible Account; provided, however, at the direction of the Account Agent, the Deferred Maintenance and Reserve Account shall be established not as a separate deposit account, but as a ledger sub-account established for bookkeeping purposes under the Collection Account subject to all of the terms and conditions otherwise applicable to the Deferred Maintenance and Reserve Account.

          (d) ADDITIONAL FUNDING - DEFERRED MAINTENANCE AND RESERVE ACCOUNT. The Mortgagor shall, in addition to any amounts on deposit in the Deferred Maintenance and Reserve Account as a result of Section 4(c), deposit into the Deferred Maintenance and Reserve Account on each Transfer Date an amount equal to (i) one-twelfth (1/12) of the Replacement Reserve relating to the Properties for the then current calendar year, plus (ii) an amount equal to any previous withdrawals pursuant to Section 5 (b) which have not theretofore been replaced in the Deferred Maintenance and Reserve Account.

          (e) ADMINISTRATIVE POWERS. The Mortgagor hereby agrees that the Account Agent shall have full power and authority to transfer, or to cause to be transferred, funds held in the Tax and Insurance Reserve Account and the Deferred Maintenance and Reserve Account in accordance with the terms hereof. The Mortgagor hereby further agrees that the Account Agent shall have full power and authority to convert any investments held in the Tax and Insurance Reserve Account and the Deferred Maintenance and Reserve Account to cash and to convert investments then held in the Deferred Maintenance and Reserve Account to cash as necessary to make such transfer of funds. Only the Account Agent shall be entitled to withdraw funds from the Tax and Insurance Reserve Account and the Deferred Maintenance and Reserve Account and only the Account Agent shall be an authorized signatory to the Tax and Insurance Reserve Account and the Deferred Maintenance and Reserve Account. The Account Agent may rely exclusively on information contained in any Officer's Certificate relating to deposits to and withdrawals from the Tax and Insurance Reserve Account and the Deferred Maintenance and Reserve Account.

          (f) CALCULATION OF TAX ADJUSTMENT AMOUNT. The Account Agent, in its capacity as Servicer under the Trust Agreement, shall calculate the Tax Adjustment Amount on each Tax Adjustment Determination Date and notify the Mortgagor of the amount thereof.

     5. WITHDRAWALS FROM TAX AND INSURANCE RESERVE ACCOUNT AND DEFERRED MAINTENANCE AND RESERVE ACCOUNT

          (a) WITHDRAWALS FOR TAXES, INSURANCE, PERMITTED EXPENDITURES AND TAX ADJUSTMENT AMOUNT. In the event that the Account Agent receives from the Mortgagor an Officer's Certificate in the form of Exhibit C attached hereto stating that Mortgagor has expended funds in an amount and in accordance with a schedule set out in such Officer's Certificate in connection with Permitted Expenditures with respect to a Property, then the Account Agent shall withdraw from the Deferred Maintenance and Reserve Account, and deliver to the Mortgagor the amount specified in such Officer's Certificate; provided, however, withdrawals from the Deferred Maintenance and Reserve Account shall not be made more frequently than once each calendar month and the amount of each withdrawal shall not be less than $25,000. A copy of such Officer's Certificate shall be delivered by the Mortgagor to the Lender concurrently with the delivery to the Account Agent, and the Account Agent shall provide notice to the Lender of any action taken by the Account Agent with respect thereto. The Mortgagor shall attach to such Officer's Certificate evidence of such payments for Permitted Expenditures. In addition, the Account Agent shall withdraw from the Tax and Insurance Reserve Account and pay (i) to the Servicer upon request the amount of Insurance and Taxes certified by the Servicer to be due and owing; and (ii) to the Mortgagor on each Tax Adjustment Determination Date the positive amount, if any, of the Tax Adjustment Amount; provided, however, the Account Agent shall make no payment for Taxes under the preceding clause (i) unless it shall have given the Mortgagor ten Business Days prior notice of the Servicer's request for payment.

          (b) WITHDRAWALS FOR DEBT SERVICE. If the Account Agent determines that on any Transfer Date the amount on deposit in the Collection Account is not sufficient to make in full the payments specified in clauses first through fifth of the first sentence of Section 3(a) of this Agreement, the Account Agent shall promptly, but in no event later than the Transfer Date, transfer from the Deferred Maintenance and Reserve Account to the Collection Account an amount equal to such shortfall. No Default or Event of Default shall be cured or avoided by reason of any such transfer.

     6.   [RESERVED]

     7.   MORTGAGOR PAYMENTS

          (a) MORTGAGOR DEPOSITS INTO THE ACCOUNTS. The Mortgagor has agreed pursuant to the Loan Agreement and agrees hereby to make the payments required hereunder strictly in accordance with the terms hereof with respect to the Mortgage Loan. The Mortgagor and the Property Manager hereby agree: (i) to deposit or cause to be deposited into the Lock-Box Account all Gross Revenues less the amount of cash payments for usual and customary operating expenses (including Taxes) in respect of the Encumbered Properties (but without deduction for or payment of (A) property management or advisory fees due the Property Manager, (B) Insurance (as defined in Section 4(a) above), (C) Replacement Reserves or (D) Capital Expenditures) as and when received by the Mortgagor and the Property Manager (without regard to the Encumbered Property or other source in respect of or from which the funds are received); (ii) to deposit or cause to be deposited into the Tax and Insurance Reserve Account and the Deferred Maintenance and Reserve Account the amounts specified herein; (iii) to deposit or cause to be deposited into the Collection Account all payments of interest on the Mortgage Loan and all other amounts required by the Loan Agreement to be deposited therein; (iv) that the funds deposited in the Collection Account will be applied by the Account Agent and the Lender to payments in accordance with the order of priorities set forth in Section 3; and (v) that any funds and investments held in the Collection Account that are applied by the Account Agent and the Lender to pay principal and/or interest on the Mortgage Loan will be so paid without regard to the Encumbered Property from which such amounts were received.

          (b) INTEREST. The aggregate amount of funds transferred from the Collection Account for payment to the Lender or transfer to the Mortgage Payment

Account on each Transfer Date in respect of interest payable on the Mortgage Loan, in accordance with the priority of application set forth in Section 3 (but only to the extent of interest due on the Mortgage Loan), shall be credited by the Lender as interest payments on the Mortgage Loan as of such date at the applicable interest rate specified in the Loan Agreement.

          (c) PRINCIPAL. The aggregate amount of funds, if any, which may be deposited directly into the Collection Account on any day in respect of Loan Prepayments shall be credited by the Servicer and the Lender as principal payments on the Mortgage Loan as of the Transfer Date next following the date on which such funds are so deposited.

          (d) DEFERRED MAINTENANCE AND RESERVE ACCOUNT. If, with respect to any Transfer Date, the Account Agent causes funds to be withdrawn from the Deferred Maintenance and Reserve Account and to be deposited into the Collection Account pursuant to Section 5 to cover a shortfall in funds, (i) the amount of such funds so transferred from the Deferred Maintenance and Reserve Account to the Collection Account, when paid to the Lender or deposited in the Mortgage Payment Account, as the case may be, shall be credited by the Lender as payments on the Mortgage Loan, allocated, to the extent of the amount so transferred in the order and priority set forth in clauses first through fifth of the first sentence of Section 3(a) hereof, and (ii) no Default or Event of Default shall have been avoided or cured by reason of any such transfer.

     8.   GRANT OF SECURITY INTEREST

          (a) ACCOUNTS. As security for the payment when due of all obligations of the Mortgagor to the Lender in respect of the Mortgage Loan and under the Loan Documents, the Mortgagor hereby pledges and assigns to the Lender, and grants to the Lender a general lien on and first priority security interest in (i) all of such Mortgagor's right, title, and interest in and to the Accounts including, without limitation, all funds on deposit therein, all investments made with such funds, all dividends, interest and other earnings on such investments, all claims thereunder or in connection therewith, and all cash, instruments, securities, rights and other property at any time and from time to time received, receivable, or otherwise distributed in respect of such Accounts, such funds, or such investments, and all money now or at any time in the possession or under the control of, or in transit to, the Account Bank, the Account Agent or the Trustee, or any bailee, agent or custodian of the Account Bank, the Account Agent or the Trustee, and (ii) any and all Proceeds of any of the foregoing. Proceeds shall have the meaning assigned that term under the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law and, in any event, shall include, but not be limited to, any and all (i) proceeds of any insurance, except payments made to one not a party to this Agreement, indemnity, warranty or guarantee payable to the Lender or to the Mortgagor from time to time with respect to any of the Accounts, (ii) payments (in any form whatsoever) made or due and payable to the Mortgagor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of any Account by any governmental authority (or any Person acting under color of governmental authority), (iii) instruments representing obligations to pay amounts in respect of any Accounts,
(iv) products of any Accounts and (v) other amounts from time to time paid or payable under or in connection with any Accounts.

     The Account Bank shall, as agent for the Lender, take such actions as the Account Agent shall prescribe for the purpose of perfecting the Lender's lien and security interest in all property described in Section 8(a) above, provided that the Account Bank shall have no responsibility to determine the requirements to achieve such perfection and in the event the Account Agent does not provide such direction or the directions are incorrect, the Account Bank shall have no liability. The Account Bank hereby acknowledges, for itself, receipt of notice under the applicable section of the Uniform Commercial Code for the state in which it maintains Accounts, of the security interest in and pledge of, in favor of the Lender, the respective Accounts, all funds on deposit therein, all investments made with such funds, and all dividends, interest and other earnings on such investments, in accordance with the terms and provisions of this Agreement.

          (b) WITHDRAWALS BY MORTGAGOR. The Mortgagor will not at any time make any withdrawal from the Accounts.

          (c) NO LIEN. The Mortgagor has not created or granted, nor shall it create or grant or permit to be created or granted, other than in favor of the Lender, any Lien or any other transfer or disposition of the Accounts, or any rights of the Mortgagor therein.

          (d) ACCOUNTS; AGREEMENT. The Mortgagor acknowledges that, pursuant to the terms of this Section 8, the Mortgagor has assigned its rights, title and interest in and to the Accounts and in this Agreement to the Lender as security for the Mortgage Loan.

          (e) DURATION. This Section 8 creates a continuing security interest in each of the Accounts, and shall terminate only upon termination of the Loan Agreement.

     9.   INVESTMENT OF FUNDS IN ACCOUNTS

          (a) INVESTMENT AND REINVESTMENT. So long as no Event of Default has occurred and is continuing, all or a portion of the monies in the Accounts shall be invested and reinvested at the Mortgagor's direction pursuant to a Mortgagor Order in one or more Eligible Investments maturing no later than the Business Day prior to the immediately following Transfer Date. All such Eligible Investments shall be registered in the name of the Account Bank, in its capacity as such. The Account Bank shall, by book entry or otherwise, identify such Eligible Investments as having been pledged to the

Lender and shall send to the Lender and the Account Agent a confirmation of such pledge. If no Mortgagor Order has been received by the Account Bank, the Account Bank shall invest and reinvest such monies in instruments described in sub-clause (a)(i) of the definition of the Eligible Investments. After an Event of Default, monies in the Accounts shall be invested and reinvested in instruments described in sub-clause (a)(i) of the definition of the Eligible Investments. All interest, income, earnings or other gain from such investments shall be credited to the respective Account, net of any service charges to such Account, and any loss resulting from such investments shall be charged to the respective Account. The Mortgagor shall bear the risk of all losses with respect to all such investments and the Account Bank shall not in any way be held liable by reasons of any insufficiency in any Account resulting from any loss on any Eligible Investment. The Account Agent is hereby authorized and empowered at any time and from time to time, without notice to the Mortgagor or any other person, to direct the Account Bank to sell or convert to cash, all such Eligible Investments to make the disbursements to be made from each Account in accordance with the terms of this Agreement, whether or not at the time of such sale or conversion, such investment shall be matured. The Account Bank may cause any such sale to be transacted through any lawful medium, including the Account Bank's own facilities, and the Account Bank may pay the reasonable expenses of such sale out of the proceeds thereof. The Mortgagor authorizes and directs the Account Bank, without notice to the Mortgagor, to make any investments and reinvestments in Eligible Investments that are consistent with the most recently delivered Mortgagor Order, and to collect and receive any interest, income, earnings or gain on such Eligible Investments, which interest, income, earnings and gain shall be deposited in the related Account.

          (b) PERFECTION. The Mortgagor shall not direct the Account Bank to make any investment of any funds or to sell any investment held in an Account unless the security interest granted in such Account and the funds and investments held therein and the further assignments acknowledged pursuant to
Section 8(d) will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by the Mortgagor, the Account Agent, the Account Bank or any other Person, and, in connection with any direction to the Account Agent, the Account Bank or the Lender to make any such investment or sale, if requested by the Account Agent, the Account Bank or the Lender, the Mortgagor shall deliver to the Account Agent, the Account Bank and the Lender an Opinion of Counsel, acceptable to the Account Agent, the Account Bank and the Lender, to such effect.

          (c) DIRECTIONS. If the Mortgagor shall have failed to give investment directions to the Account Bank pursuant to a Mortgagor Order by 12:00 p.m. New York time on any Business Day (or shall have failed to give investment directions to the Account Bank pursuant to a Mortgagor Order in the form of standing instructions for the selection of Eligible Investments), or if, after an Event of Default has occurred and is continuing, the Lender shall not have given directions otherwise for the selection of

Eligible Investments, any such investment made by the Account Bank pursuant to this Section 9 shall mature on the next Business Day after the date of such investment.

     10.  ACCOUNT BANK TO ACT UPON INSTRUCTIONS UPON ANY EVENT OF DEFAULT

     Notwithstanding anything to the contrary, upon the occurrence of an Event of Default, the Account Bank will act upon the written instructions of the Lender (and not the Mortgagor or any other Person) and shall take such actions as the Lender may direct with respect to the Accounts and the funds and investments then held therein, including but not limited to (i) selling or otherwise converting to cash all or any portion of the investments then held in the Accounts, (ii) delivering to the Lender all or any portion of the funds and investments then held in the Accounts and/or (iii) transferring all or any portion of the funds and investments then held in the Accounts to different accounts at the Account Bank, the Lender or such other financial institution as the Lender may direct.

     11.  REPRESENTATIONS AND WARRANTIES OF ACCOUNT AGENT AND ACCOUNT BANK

     Each of the Account Agent and the Account Bank, severally and not jointly, as to itself represents and warrants that:

          (a) Each of the Account Agent and the Account Bank has been duly organized, and is validly existing and in good standing under the laws of the jurisdiction of its organization, and has the power to conduct the business in which it is engaged.

          (b) Each of the Account Agent and the Account Bank has the corporate power and authority to perform its duties and obligations under this Agreement. Each of the Account Agent and the Account Bank has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. Upon execution and delivery by the other parties hereto, this Agreement will constitute the legal, valid and binding obligation of the Account Agent and the Account Bank enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers), from time to time in effect. The enforceability of the Account Agent's and the Account Bank's obligations under this Agreement is subject to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (c) No consent, approval, authorization or order of, giving of notice to, registration with, or taking of any other action with respect to, any court or governmental agency or body is required for the execution, delivery or performance by the Account Agent or the Account Bank of this Agreement in its capacity as Account Agent or

Account Bank, respectively, or the consummation by the Account Agent or the Account Bank of the transactions provided for in this Agreement, except such as have been made or obtained, if any.

          (d) The execution and delivery by the Account Agent or the Account Bank of this Agreement and compliance with the terms hereof in its capacity as Account Agent or Account Bank, respectively, will not (A) conflict with or violate any term or provision of the charter or bylaws of the Account Agent or the Account Bank, or, to the best of its knowledge, any statute, order or regulation applicable to the Account Agent or the Account Bank of any court, regulatory body administrative agency or governmental body having jurisdiction over the Account Agent or the Account Bank, or (B) conflict with, result in a breach, violation or the acceleration of or constitute a default under the terms of any indenture or other agreement or instrument to which the Account Agent or the Account Bank is a party or by which it is bound.

          (e) No actions, proceedings or investigations are pending or, to the best of its knowledge, threatened before any court, administrative agency or other tribunal with respect to the Account Agent or the Account Bank, which would affect the existence of the Account Agent or the Account Bank or in any way contest or affect the validity or enforceability of this Agreement or contest the powers of the Account Agent or the Account Bank or either of their authority to enter into and perform their obligations under this Agreement as Account Agent or Account Bank

     12.  INDEMNIFICATION

     The Mortgagor shall indemnify and hold harmless the Account Agent, the Account Bank, the Lender, the Trustee, the Servicer, and each of their respective Affiliates, directors, officers, employees, attorneys and agents (each, an "Indemnified Party," collectively, the "Indemnified Parties") in accordance with and pursuant to the terms of Section 13.7 of the Loan Agreement.

     13.  THE ACCOUNT AGENT AND THE ACCOUNT BANK

          (a) APPOINTMENT OF ACCOUNT AGENT AND ACCOUNT BANK. The Lender initially appoints the Account Agent and the Account Bank as agents for the Lock-Box Account, the Tax and Insurance Reserve Account, the Collection Account and the Deferred Maintenance and Reserve Account, as provided herein.

          (b) CERTAIN DUTIES AND RESPONSIBILITIES OF THE ACCOUNT AGENT AND THE ACCOUNT BANK.

              (i) Each of the Account Agent and the Account Bank undertakes to perform such duties and only such duties as are specifically set forth in this

     Agreement, and no implied covenants, functions, responsibilities or obligations shall be read into this Agreement against the Account Agent or the Account Bank.

             (ii) In the absence of bad faith on its part, each of the Account Agent and the Account Bank may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Account Agent and the Account Bank conforming to the requirements of this Agreement; provided, however, that ii the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Account Agent or the Account Bank, each of them shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement and shall promptly notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Account Agent or the Account Bank, as the case may be, within fifteen (15) days after such notice from the Account Agent or the Account Bank, the Account Agent or the Account Bank, as the case may be, shall so notify the Lender.

            (iii) Each of the Account Agent and the Account Bank shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Notwithstanding anything in this Agreement to the contrary, neither the Account Agent nor the Account Bank shall have any liability to any Person except for its own grossly negligent action or failure to act or its own willful misconduct.

             (iv) No provision of this Agreement shall be construed to relieve the Account Agent or the Account Bank from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that: (A) this clause (iv) shall not be construed to limit the effect of clause (i) of this Section 13(b);
     (B) neither the Account Agent nor the Account Bank shall be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proven that the Account Agent or the Account Bank was grossly negligent in ascertaining the pertinent facts; (C) neither the Account Agent nor the Account Bank shall be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Lender or the Mortgagor relating to exercising any power conferred upon the Account Agent or the Account Bank under this Agreement; and (D) no provision of this Agreement shall require the Account Agent or the Account Bank to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Account Agent or the Account Bank shall immediately give notice to the Lender of any decision by it not to expend or risk its funds or incur financial liability as permitted hereby.

              (v) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Account Agent or the Account Bank shall be subject to the provisions of this Section 13.

          (c) CERTAIN RIGHTS OF ACCOUNT AGENT AND ACCOUNT BANK. Except as otherwise provided in Section 13(b) and in this Section 13(c):

              (i) Each of the Account Agent and the Account Bank may rely and shall be protected in acting or refraining from acting upon any report, notice, request, direction, order, Lender Order, Lender Request, Mortgagor Order, Officer's Certificate, Opinion of Counsel or other paper or document believed by it to be genuine and correct and to have been signed of presented by the proper party or parties and the Account Agent or the Account Bank, as the case may be, shall have no duty hereunder to independently verify whether any person is a Responsible Officer;

             (ii) any request or direction of the Lender mentioned herein shall be sufficiently evidenced by a Lender Request or Lender Order unless otherwise waived by the Account Agent or the Account Bank, as the case may be;

            (iii) whenever in the administration of this Agreement the Account Agent or the Account Bank shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Account Agent or the Account Bank (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

             (iv) neither of the Account Agent nor the Account Bank shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement or to honor the request or direction of the Lender pursuant to this Agreement, unless the Lender or another Person shall have offered to the Account Agent or the Account Bank reasonable security or indemnity against all costs, expenses, and liabilities that might be incurred by it in compliance with such request or direction;

              (v) neither of the Account Agent nor the Account Bank shall not be bound to make any investigation into the facts or matters stated in any report (including the Lock-Box Deposit Report), notice, request, direction, order, or other paper or document, but either the Account Agent or the Account Bank may, in its discretion, and shall, upon the request of the Lender, make such further inquiry or investigation into such facts or matters as it may see fit;

             (vi) neither the Account Agent nor the Account Bank shall have any liability for losses on investments made in accordance with this Agreement or any investment instructions it receives from the proper party; and

            (vii) neither the Account Agent nor the Account Bank shall be required to monitor the performance of the Mortgagor, the Lender, the Property Manager or any other Person pursuant to this Agreement.

          (d) MONEY HELD BY THE ACCOUNT BANK. All monies held by, or deposited with the Account Bank in the Accounts, pursuant to the provisions of this Agreement, and not invested in Eligible Investments as provided in Section 9 shall be deposited in one or more segregated trust accounts for the benefit of the Lender. To the extent monies deposited in any trust account exceed the Federal Deposit Insurance Corporation insured amounts, such account shall be invested in Eligible Investments as provided in Section 9. The Account Bank shall be under no liability for interest on any money received or held by it hereunder except to the extent of income or other gain on investments that are deposits in or certificates of deposit of the institution, acting not as Account Bank but in its individual commercial capacity.

          (e) ELIGIBILITY OF ACCOUNT AGENT AND ACCOUNT BANK. There shall at all times be (i) an Account Bank hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having, or being a member of a bank holding company having, a combined capital and surplus of at least $100,000,000, subject to supervision or examination by federal or state authority; and (ii) an Account Agent meeting the eligibility requirements for the Servicer set forth in Section 4.15 of the Trust Agreement. If the Account Bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 13(e), the combined capital and surplus of the Account Bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Account Bank or the Account Agent, as the case may be, shall cease to be eligible in accordance with the provisions of this Section 13(e), it shall resign as soon as practicable in the manner and with the effect hereinafter specified in this Agreement.

          (f) RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. The Account Agent or the Account Bank may resign at any time by giving written notice thereof to the Lender. The Account Agent or the Account Bank may be removed and a successor appointed at any time by the Lender or a Majority of the Certificateholders (as such term is defined in the Trust Agreement ) following written notice to the Account Agent or

Account Bank, as the case may be, of its material breach of the provisions hereof which is not cured within ninety (90) days following such notice. No resignation or removal of the Account Agent or Account Bank and no appointment of a successor Account Agent or Account Bank pursuant to this Agreement shall become effective until the acceptance of appointment by the successor Account Agent or Account Bank under Section 13(g); PROVIDED, HOWEVER, in the event a successor Account Agent or Account Bank is not appointed within thirty (30) days of such resignation or removal, the Account Agent or Account Bank may petition a court for its removal and the appointment of a successor Account Agent or Account Bank, as the case may be.

          (g) ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Account Agent or Account Bank appointed hereunder shall execute, acknowledge and deliver to the Lender and the retiring Account Agent or Account Bank, as the case may be, an instrument accepting such appointment, with a copy thereto to the Mortgagor and the Lender and thereupon the resignation or removal of the retiring Account Agent or Account Bank, as the case may be, shall become effective and such successor Account Agent or Account Bank, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties, and obligations of the retiring Account Agent or Account Bank, as the case may be; but, on request of the Lender or the successor Account Agent or Account Bank, such retiring Account Agent or Account Bank shall execute and deliver an instrument transferring to such successor Account Agent or Account Bank all the rights, powers, and trusts of the retiring Account Agent or Account Bank, as the case may be, and shall duly assign, transfer and deliver to such successor Account Agent or Account Bank all property and money held by such retiring Account Agent or Account Bank, as the case may be, hereunder.

          No successor Account Agent or Account Bank shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Agreement.

          (h) MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF ACCOUNT AGENT. Any corporation into which the Account Agent or the Account Bank may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Account Agent or the Account Bank shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Account Agent or the Account Bank, shall be the successor of the Account Agent or the Account Bank, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          (i) COMPENSATION. The Account Agent and the Account Bank acknowledge and agree that, pursuant to separate agreement, the Servicer shall be responsible for all compensation due to the Account Agent and Account Bank for services rendered hereunder.

     14.  MISCELLANEOUS PROVISIONS

          (a) NO OTHER ASSIGNMENT; NO DELEGATION BY MORTGAGOR. The Mortgagor may not assign its rights or delegate its obligations under this Agreement other than pursuant to the assignment for security set forth in Section 8. Except as set forth in Sections 13(g) and 13(h) hereof, neither the Account Agent nor the Account Bank may assign its rights or delegate its obligations under this Agreement

          (b) LEGAL HOLIDAYS. If the date of any payment, distribution, investment, notice or other event under this Agreement shall be a day which is not a Business Day, then such payment, distribution, investment, notice or other such event may be made or permitted to occur on the next succeeding Business Day with the same force and effect as if made on the nominal date thereof, and no additional interest shall accrue for the period from and after any such nominal date.

          (c) SUCCESSORS AND ASSIGNS. Subject to Section 14(a), all provisions contained herein shall inure to the benefit of the parties hereto, and their respective successors and assigns, and shall be binding upon each party, its successors and assigns. It is expressly understood and agreed that the Lender may assign its rights and interest in this Agreement to the Trustee for the benefit of the Certificateholders under the Trust Agreement. After such assignment, all actions which may be taken or performed by the Lender shall be taken or performed by the Servicer, on behalf of the Trustee, and all rights and privileges in favor of the Lender shall extend to the Trustee. The Servicer shall be deemed a third party beneficiary hereof with respect to the power and rights granted to it hereunder.

          (d) CUMULATIVE RIGHTS; NO WAIVER. The rights, powers and remedies of the parties hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between or among the Mortgagor, the Lender, the Account Agent, the Account Bank and the Servicer relating hereto and all agreements between the other parties hereto, at law, in equity or otherwise. Any delay or failure by any party to exercise any right, power or remedy shall not constitute a waiver thereof by such party, and no single or partial exercise by such party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

          (e) NONRECOURSE. Anything contained herein to the contrary notwithstanding, no recourse shall be had for the payment of any amounts due hereunder or for any claim based thereon or otherwise in respect thereof or for the performance of any other obligation based on or in respect of this Agreement against (i) the Mortgagor, or (ii) any officer, director or shareholder of the Mortgagor, provided, that the foregoing provisions of this Section 14(e) shall not (A) prevent recourse to the Collateral or constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Mortgage Loan or any Loan Document or secured by any Loan Document, and the same shall continue until paid or discharged; (B) limit the right of any Person to name the Mortgagor or any successor or assign of the Mortgagor as a party defendant in any action or suit for judicial foreclosure of or in the exercise of any other remedy under the Loan Agreement or under any Loan Document, so long as no monetary judgment or judgment seeking personal liability, the expenditure of money or the performance of any act requiring the expenditure of money shall be asked for against the Mortgagor or any of its successors or assigns; or (C) limit, in any manner, any right, remedy or recourse the Lender may have against the Mortgagor for (i) enforcement of the environmental indemnity set forth in the Environmental Indemnity Agreement,
(ii) enforcement of the Representations Agreement, (iii) material misrepresentation or fraud by the Mortgagor in any Loan Document executed by Mortgagor or in any certificate delivered by the Mortgagor hereunder or thereunder, or (iv) the misappropriation of rents, profits, insurance or condemnation proceeds; and provided further, however, that the foregoing subparagraph (B) shall not limit the right to seek a monetary judgment, including a deficiency judgment, or the expenditure of money so long as the enforcement of such judgment and expenditure of such money is limited to rights against the Collateral, and not the Mortgagor.

          (f) ENTIRE AGREEMENT. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

          (g) SURVIVAL. All representations, warranties, covenants and agreements herein contained on the part of the Mortgagor, the Property Manager, the Account Bank and the Account Agent shall survive the termination of this Agreement and shall be effective until the latest of (i) the date on which the Mortgage Loan is paid and performed in full, or (ii) such later date as is expressly provided herein.

          (h) NOTICES. All notices given by any party to the others shall be in writing unless otherwise provided for herein, delivered by facsimile transmission (confirmed in writing) or delivered personally or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the parties at the address set forth below. Any party may change the address to which notices are to be sent by notice of such change to the other parties given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed. Addresses for notices are as follows:

     If to the Mortgagor:

          SSC Property Holdings, Inc.
          1201 Third Avenue
          Suite 2200
          Seattle, Washington 981201
          Attention:     General Counsel
          Facsimile:     (206) 624-1645

     with a copy to:

          Perkins Coie
          1201 Third Avenue
          Seattle, Washington 98101
          Attention:     Dennis Bekemeyer, Esq.
          Facsimile:     (206) 287-3267

     If to the Account Agent:

          Pacific Mutual Life Insurance Company
          700 Newport Center
          Newport Beach, California 92660
          Attention:     Real Estate Investments
          Facsimile:     (714) 721-5174

     If to the Account Bank:

          LaSalle National Bank
          135 South LaSalle Street
          Chicago, Illinois 60603
          Attention:     Corporate Trust Department
          Facsimile:     (312) 443-2079

     If to the Property Manager:

          Shurgard Incorporated
          1201 Third Avenue
          Suite 2200
          Seattle, Washington 98101
          Attention:     General Counsel
          Facsimile:     (206) 624-1645

     If to the Lender:

          Nomura Asset Capital Corporation
          Two World Financial Center
          Building B, 21st Floor
          New York, New York 10281-1198
          Attention:     Mr. Perry Gershon and Ms. Sheryll McAfee
          Facsimile:     (212) 667-1022

          (i) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT (I) THE RIGHTS AND OBLIGATIONS OF THE ACCOUNT BANK SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AND (II) TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF ANY SECURITY INTEREST GRANTED HEREUNDER OR REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF WASHINGTON. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE PARTIES HERETO HEREBY AGREE AND CONSENT THAT, TO THE EXTENT PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE PARTIES HERETO AT THE ADDRESSES INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

          (j) COUNTERPARTS. This Agreement may be executed in counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


Account Agent:                 PACIFIC MUTUAL LIFE INSURANCE
                               COMPANY,

                               By:/s/ C.S. Dillon
                                 -----------------------------
                               Name:
                                    --------------------------
                               Title:Assistant Vice President

                               And by: /s/ Penny S. Sparks
                                      --------------------------
                               Name:
                                    ----------------------------
                               Title:Assistant Secretary

Lender                         NOMURA ASSET CAPITAL CORPORATION

                               By:/s/ Perry Gershon
                                  ------------------------------
                               Name:  Perry Gershon
                               Title:Vice President

Mortgagor:                     SSC PROPERTY HOLDINGS, INC.

                               By:/s/ Kristin H. Stred
                                  ----------------------------
                               Name:  Kristin H. Stred
                               Title:Secretary

Property Manager:              SHURGARD INCORPORATED

                               By:/s/ Harrell Beck
                                  ------------------------------
                               Name: Harrell Beck
                               Title:Treasurer and CEO

Account Bank:                  LaSALLE NATIONAL BANK

                               By:/s/ Russell M. Goldenberg
                                  ------------------------------
                               Name:  Russell M. Goldenberg
                               Title:Vice President

                   COLLECTION ACCOUNT AND SERVICING AGREEMENT

                                    EXHIBIT A

                              ENCUMBERED PROPERTIES



                                    ATTACHED

                         SHURGARD-NOMURA COLLATERAL POOL




             PROJECT           STATE       PROJECT
                                             NO.

1      Alsip                Illinois       1021401
2      Arlington            Texas          1084406
3      Aurora North         Washington     1094834
4      Bandara              Texas          1164420
5      Beaverton            Oregon         1073803
6      Bellevue East        Washington     1044807
7      Beltline Road        Texas          1104410
8      Blanco Road          Texas          1154419
9      Bridgeview           Illinois       1061406
10     Candler              Arizona        1081303
11     Clinton              Maryland       1092004
12     Colton               California     1070511
13     Cook Road            Texas          1144417
14     Crofton              Maryland       1162005
15     Denny Road           Oregon         1173807
16     Dolton               Illinois       1021402
17     East Lindwood        Washington     1104835
18     Euless Blvd.         Texas          1114412
       (Hurst)
19     Factoria             Washington     1034806
20     Fairfax              Virginia       1104701
21     Falls Church         Virginia       2024702
22     Federal Road         Texas          1124426
23     Federal Way          Washington     1044809
24     Fontana Sierra       California     1140518
25     Fredricksburg        Texas          1114414
26     Greenbriar           Texas          1174427
27     Hayward              California     1080502
28     Herndon              Virginia       1184708
29     Hill County          Texas          1074403
30     Imperial Valley      Texas          1144421
31     Irving               Texas          1074402
32     lssaquah             Washington     1074833
33     Kearney-Balboa       California     1120513
34     Kempsville           Virginia       1144713

35     King City/Tigardl    Oregon         1103804
36     La Habra             California     1090505
37     Lansing              Michigan       1032304
38     Laurel               Maryland       1162003
39     Lisle                Illionis       1111408
40     Lombard              Illionis       1021403
41     Manassas East        Virginia       1164704
42     Mannasus West        Virginia       1164703
43     McArthur Blvd.       Texas          1094411
44     Mesa                 Arizona        1140315
45     Militery Trail       Florida        1141003
46     Mountain View        California     1160519
47     N.W. Houston         Texas          1074405
48     Newport News South   Virginia       1184709
49     North Austin         Texas          1084407
50     North Richmond       Virginia       1184711
51     North Spokane        Washington     1054813
52     Northglenn           Colorado       1060605
53     Oakland Park         Florida        1081001
54     Palo Alto            California     1100508
55     Phoenix              Arizona        1070304
56     Phoenix East         Arizona        1140314
57     Portland             Oregon         1153806
58     Renton               Washington     1044810
59     Rolling Meadows      Illinois       1021404
60     Salem                Oregon         1033801
61     San Antonio NE       Texas          1074404
62     Schaumburg           Illinois       1021405
63     Scottsdale           Arizona        1060302
64     Seattle              Washington     1044811
65     Seminole             Florida        1081002
66     Smokey Point         Washington     1144841
67     South Main (Med.     Texas          2024428
       Center)
68     South San Francisco  California     1140516
69     South Tacoma         Washington     1124840
70     Southfield           Michigan       1032305
71     Sugarland            Texas          1184422
72     Tamarac              Colorado       1050601
73     Thornton             Colorado       1050604

74     Thousand Oaks        Texas          1084409
75     Troy East (Maple)    Michigan       1012302
76     Troy West (Oakland)  Michigan       1032306
77     Union City           California     1070503
78     Vancouver Mall       Washington     1014802
79     Walled Lake          Michigan       1072309
80     West Palm Beach      Florida        1161004
81     West Seattle         Washington     1014804
82     Westheimer           Texas          1084408
83     Willowbrook          Illinois       1121409
84     Windermere           Colorado       1050602
85     Woodlands            Texas          1164423
86     Bellevue West        Washington     1044808

                              AMENDED AND RESTATED
                   COLLECTION ACCOUNT AND SERVICING AGREEMENT

                                    EXHIBIT B

                         FORM OF LOCK-BOX DEPOSIT REPORT

Pacific Mutual Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660

     -and

LaSalle National Bank,
  as Trustee of the Shurgard Securities Trust
135 South LaSalle Street
Chicago, Illinois 60603

     In accordance with Section 2(b) of the Amended and Restated Collection Account and Servicing Agreement dated as of June __, 1994, by and among SSC Property Holdings, Inc., Pacific Mutual Life Insurance Company, Chase Manhattan Bank, N.A., Shurgard Incorporated and LaSalle National Bank (as successor-in-interest to Nomura Asset Capital Corporation), we the undersigned hereby notify you that SSC Property Holdings, Inc. has today deposited into the Lock-Box Account (account number ______________) the sum of $__________ in respect of the Encumbered Properties (as defined in the Amended and Restated Collection Account and Servicing Agreement). The amount of such aggregate deposit in respect of each of the Encumbered Properties is as set forth on the Schedule A attached hereto.

                              Very truly yours,

                              Shurgard Incorporated



                              By:
                                 ------------------------
                                Its:
                                    ---------------------

                              SSC Property Holdings, Inc.

                              By:
                                 ------------------------
                                Its:
                                     --------------------



                              AMENDED AND RESTATED
                   COLLECTION ACCOUNT AND SERVICING AGREEMENT

                                    EXHIBIT C

                              OFFICERS' CERTIFICATE

     Regarding Capital Expenditures for the period from _____ to ______

     The undersigned officers hereby request payment of a total of $___________ from that certain Deferred Maintenance and Reserve Account created pursuant to
Section 4(c) of the Amended and Restated Collection Account and Servicing Agreement dated as of June __ 1994 ("Agreement") between SSC Property Holdings Inc. ("Mortgagor"), Pacific Mutual Life Insurance Company ("Account Agent"), Shurgard Incorporated ("Property Manager"), Chase Manhattan Bank, N.A., ("Account Bank") and LaSalle National Bank (as successor-in-interest to Nomura Asset Capital Corporation) and certify that:

     1. The attached invoices, detailing the work performed, are for work performed at each Encumbered Property identified in the attached summary;

     2. The work was for Capital Expenditures (as defined in the Agreement) for such Encumbered Property;

     3.   The work has been completed and was performed in a workmanlike manner;
          and

     4. The attached invoices have been paid in full and, if appropriate, full and unconditional lien releases have been obtained.

PROPERTY MANAGER:
Shurgard Incorporated

By:
   -------------------------
     Title:

MORTGAGOR:
SSC Property Holdings, Inc.

By:
   -------------------------
     Title:

                                  June 14, 1994



LaSalle National Bank, as Account Bank
135 South LaSalle Street
Suite 200
Chicago, IL 60603

Attention:     Asset Backed Securities Trust Services

Ladies and Gentlemen:

     LaSalle National Bank as Trustee (in such capacity, the "Trustee") under the Trust and Savings Agreement, dated June 8, 1994, between Nomura Asset Capital Corporation, a Delaware corporation, as Depositor ("Nomura"), and the Trustee, hereby gives notice pursuant to 810 ILCS Section 5/9-302 (l) (h) (ii), of the security interest granted to it by SSC Property Holdings, Inc., a Delaware corporation (the "Mortgagor"), under the Amended and Restated Collection Account and Servicing Agreement, dated as of June 8, 1994, by and among the Mortgagor, Pacific Mutual Life Insurance Corporation, a life insurance company organized under the laws of the State of California, LaSalle National Bank, in its capacity as Account Bank (the "Account Bank"), Shurgard Incorporated, a Washington corporation, and Nomura. Please sign in the appropriate place below indicating that the Account Bank acknowledges and consents to this notice under 810 ILCS Section 5/9-302(l)(h)(ii).

                              Very truly yours,

                              LaSALLE NATIONAL BANK, as Trustee


                              By:  /s/ Russell M. Goldenberg
                                 -----------------------------
                                Name:  Russell M. Goldenberg
                                Title:   Vice President

Pursuant to 810 ILCS Section 5/9-302 (1) (h) (ii), the undersigned hereby acknowledges and consents to the notice of the security interest of the Trustee described above.

                              LaSALLE NATIONAL BANK,
                              as Account Bank


                              By:  /s/ Michael B. Evans
                                 ------------------------------
                                Name:  Michael B. Evans
                                Title:   Vice President